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                                                                    EXHIBIT 10.2


                               THIRD AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


         THIRD AMENDMENT, dated as of August 7, 1998 (this "THIRD AMENDMENT"), to Amended and Restated Credit Agreement, dated as of May 6, 1998, as amended (the "AGREEMENT"; capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Agreement), among TLC Multimedia Inc., Learning Company Properties Inc., TEC Direct, Inc., Learning Services Inc., Skills Bank Corporation, Microsystems Software, Inc., and Mindscape, Inc., as borrowers, the financial institutions named therein as lenders (the "LENDERS"), and Fleet National Bank, as agent for the Lenders (the "AGENT").


                                W I T N E S E T H


         WHEREAS, pursuant to the First Amendment to Amended and Restated Credit Agreement dated as of July 1, 1998 (the "FIRST AMENDMENT"), the Borrowers, the Lenders and the Agent previously amended the Agreement to provide for a temporary reduction in the Commitment of Fleet National Bank ("FLEET") and the Total Commitment thereunder;

         WHEREAS, pursuant to the Second Amendment to Amended and Restated Credit Agreement dated as of July 24, 1998, the Borrowers, the Lenders and the Agent amended the Agreement to extend the period of said temporary reduction by thirty (30) days to August 27, 1998;

         WHEREAS, the parties wish to provide for the expiration of the period of reduction prior to August 27, 1998 upon the execution and delivery of certain other financing agreements; and

         WHEREAS, the parties wish to reduce by $1,000,000 both the Commitment of Fleet and the Total Commitment on the terms set forth below;

         NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements set forth herein, the Borrowers, the Lenders and the Agent agree as follows:

                  1. Upon the earlier of (a) August 27, 1998 and (b) the execution, delivery and effectiveness of an Amended and Restated Liquidity Agreement amending and restating the Liquidity Agreement originally dated as of June 30, 1997 among The Learning Company Funding, Inc., Lexington Parker Capital Company, LLC, certain liquidity institutions and Fleet National Bank as agent for such institutions, and provided that the Commitments have not been terminated pursuant to the terms of the Agreement, the Commitment of Fleet shall be $122,500,000 and the Total Commitment shall be $147,500,000.






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                  2.       On or before August 31, 1998, the Borrowers shall
cause to be pledged to the Agent approximately 65% (but in any event less than 66 2/3%) of the outstanding capital stock of each Designated Foreign Subsidiary.

                  3. Except as specifically amended by this Third Amendment, the Agreement is hereby ratified, confirmed and approved. The Agreement, as supplemented and amended by this Third Amendment, shall be construed as one and the same instrument. This Third Amendment may be executed in any number of counterparts, each of which counterpart, when so executed, shall be deemed to be an original and such counterparts shall constitute one and the same instrument.

                  4. This Third Amendment shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.




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                  IN WITNESS WHEREOF, the undersigned have duly executed this
Third Amendment to Amended and Restated Credit Agreement under seal as of the date first above written.





                                   TLC MULTIMEDIA INC.
                                   LEARNING COMPANY PROPERTIES INC.
                                   TEC DIRECT, INC.
                                   LEARNING SERVICES, INC.
                                   SKILLS BANK CORPORATION
                                   MICROSYSTEMS SOFTWARE, INC.



                                   By: /s/ R. Scott Murray
                                       ------------------------------------
                                       R. Scott Murray
                                       Chief Financial Officer




                                   MINDSCAPE, INC.


                                   By: /s/ R. Scott Murray
                                       ------------------------------------
                                       R. Scott Murray
                                       Vice President





                                   GOLDMAN SACHS CREDIT PARTNERS L.P.


                                   By:
                                       ------------------------------------
                                       Name:
                                       Title:




                                   FLEET NATIONAL BANK, INDIVIDUALLY AND AS
                                   AGENT


                                   By:
                                       ------------------------------------
                                       Name:
                                       Title:







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                  IN WITNESS WHEREOF, the undersigned have duly executed this
Third Amendment to Amended and Restated Credit Agreement under seal as of the date first above written.





                                   TLC MULTIMEDIA INC.
                                   LEARNING COMPANY PROPERTIES INC.
                                   TEC DIRECT, INC.
                                   LEARNING SERVICES, INC.
                                   SKILLS BANK CORPORATION
                                   MICROSYSTEMS SOFTWARE, INC.



                                   By:
                                       ------------------------------------
                                       R. Scott Murray
                                       Chief Financial Officer




                                   MINDSCAPE, INC.


                                   By:
                                       ------------------------------------
                                       R. Scott Murray
                                       Vice President





                                   GOLDMAN SACHS CREDIT PARTNERS L.P.


                                   By: /s/ STEPHEN B. KING
                                       ------------------------------------
                                       Name: STEPHEN B. KING
                                       Title: AUTHORIZED SIGNATURE




                                   FLEET NATIONAL BANK, INDIVIDUALLY AND AS
                                   AGENT


                                   By:
                                       ------------------------------------
                                       Name:
                                       Title:







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

                  IN WITNESS WHEREOF, the undersigned have duly executed this Third Amendment to Amended and Restated Credit Agreement under seal as of the date first above written.





                                   TLC MULTIMEDIA INC.
                                   LEARNING COMPANY PROPERTIES INC.
                                   TEC DIRECT, INC.
                                   LEARNING SERVICES, INC.
                                   SKILLS BANK CORPORATION
                                   MICROSYSTEMS SOFTWARE, INC.



                                   By:
                                       ------------------------------------
                                       R. Scott Murray
                                       Chief Financial Officer




                                   MINDSCAPE, INC.


                                   By:
                                       ------------------------------------
                                       R. Scott Murray
                                       Vice President





                                   GOLDMAN SACHS CREDIT PARTNERS L.P.


                                   By:
                                       ------------------------------------
                                       Name:
                                       Title:




                                   FLEET NATIONAL BANK, INDIVIDUALLY AND AS
                                   AGENT


                                   By: /s/ Daniel G. Head, Jr.
                                       ------------------------------------
                                       Name: Daniel G. Head, Jr.
                                       Title: Senior Vice President







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